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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2003


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of January 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2003-W10)


                             Argent Securities Inc.
                             ----------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                 333-109164               77-0599834
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                                            92868
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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Item 5. Other Events.

                  The consolidated financial statements of the certificate insurer and subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the years in the three-year period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, included as an exhibit to the Annual Report on Form 10-K of Financial Security Assurance Inc.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

        (a) Financial Statements. Not applicable.

        (b) PRO FORMA Financial Information. Not applicable.

        (c) Exhibits


                  ITEM 601(a) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.      DESCRIPTION
-----------       -----------      -----------
  1                   23           Consent of PricewaterhouseCoopers LLP,
                                   independent auditors of Financial Security
                                   Assurance Inc. and subsidiaries.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Dated: December 22, 2003

                                      ARGENT SECURITIES INC.

                                      By: /s/ John P. Grazer
                                          ------------------------
                                          John P. Grazer
                                          Authorized Signatory

                                 EXHIBIT INDEX

            Item 601 (a) of    Sequentially
Exhibit     Regulation S-K     Numbered
Number      Exhibit No.        Description                                  Page
------      -----------        -----------                                  ----
1                23            Consent of PricewaterhouseCoopers LLP,        6
                               independent auditors of Financial
                               Security Assurance Inc.
                               and subsidiaries